Second Quarter 2019 Supplemental Earnings Information dril-quip.com | NYSE: DRQ Exhibit 99.2

Cautionary Statement Forward-Looking Statements The information furnished in this presentation contains “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements include goals, projections, estimates, expectations, market outlook, forecasts, plans and objectives, including revenue and new product revenue and other projections, project bookings, bidding and service activity, acquisition opportunities, forecasted supply and demand, liquidity, cost savings, and share repurchases and are based on assumptions, estimates and risk analysis made by management of Dril-Quip in light of its experience and perception of historical trends, current conditions, expected future developments and other factors. No assurance can be given that actual future results will not differ materially from those contained in the forward-looking statements in this presentation. Although Dril-Quip believes that all such statements contained in this presentation are based on reasonable assumptions, there are numerous variables of an unpredictable nature or outside of Dril-Quip’s control that could affect Dril-Quip’s future results and the value of its shares. Each investor must assess and bear the risk of uncertainty inherent in the forward-looking statements contained in this presentation. Please refer to Dril-Quip’s filings with the SEC for additional discussion of risks and uncertainties that may affect Dril-Quip’s actual future results. Dril-Quip undertakes no obligation to update the forward-looking statements contained herein. Use of Non-GAAP Financial Measures Adjusted Net Income, Adjusted Diluted EPS, Adjusted EBITDA and Free Cash Flow are non-GAAP measures. Adjusted Net Income and Adjusted Diluted EPS are defined as net income (loss) and earnings per share, respectively, excluding the impact of foreign currency gains or losses as well as other significant non-cash items and certain charges and credits. Adjusted EBITDA is defined as net income excluding income taxes, interest income and expense, depreciation and amortization expense, non-cash gains or losses from foreign currency exchange rate changes as well as other significant non-cash items and items that can be considered non-recurring. Free Cash Flow is defined as net cash provided by operating activities less net cash used in the purchase of property, plant and equipment. We believe that these non-GAAP measures enable us to evaluate and compare more effectively the results of our operations period over period and identify operating trends by removing the effect of our capital structure from our operating structure and certain other items including those that affect the comparability of operating results. In addition, we believe that these measures are supplemental measurement tools used by analysts and investors to help evaluate overall operating performance, ability to pursue and service possible debt opportunities and make future capital expenditures.  These measures do not represent funds available for our discretionary use and are not intended to represent or to be used as a substitute for net income or net cash provided by operating activities, as measured under U.S. generally accepted accounting principles.  Non-GAAP financial information supplements should be read together with, and are not an alternative or substitute for, our financial results reported in accordance with GAAP. Because non-GAAP financial information is not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measure can be found on slides 18 – 19. Use of Website Investors should note that Dril-Quip announces material financial information in SEC filings, press releases and public conference calls. Dril-Quip may use the Investors section of its website (www.dril-quip.com) to communicate with investors. It is possible that the financial and other information posted there could be deemed to be material information.

Dril-Quip Investment Highlights Leading Manufacturer of Highly Engineered Drilling & Production Equipment Technically Innovative Products & First-class Service Strong Financial Position Historically Superior Margins to Peers Experienced Management Team

Products & Services Product & Service Segments Geographic Segments Revenue Segments *Aftermarket revenue includes both Services and Leasing revenue Subsea Equipment Surface Equipment Downhole Tools Offshore Rig Equipment Aftermarket Services

Q2 2019 Highlights Increased revenue to $104 million, above the guidance range of $90 – $100 million Recorded product bookings of $96 million, above the guidance range of $75 - $95 million Received several orders to supply new technology products amounting to ~17% of product bookings Reported net income of $2 million, or $0.05 per diluted share Generated net cash provided by operating activities of $10 million and free cash flow of $9 million Grew adjusted EBITDA to $13 million Captured $5 million of annualized cost savings, increasing total annualized savings to ~$29 million Increased cash on hand to $423 million and maintained clean balance sheet with no debt

Adjusted EBITDA Progression Transformation on track – Achieved annualized savings of $5 million in Q2 ’19, which was partially offset by employee compensation merit increases and partial restoration of prior salary rollback (USD$ millions) Transformation Savings Favorably Impacting Profitability 1Q 2019 vs. 2Q 2019 1H 2018 vs. 1H 2019 (USD$ millions)

Market Update Grew backlog to $322 million as of 6/30/2019 Quarterly product bookings expected to be between $75 - 95 million for the remainder of 2019 Doubled addressable tree market as a result of focused R&D efforts in the Subsea Production Systems segment Received 5 subsea tree orders in Q2 2019 including an initial order for two horizontal subsea trees In early Q2 2019, received initial order for 20K development in GOM bundling new products, featuring the BigBore IIeTM wellhead system including the DXeTM profile and BadgerTM specialty connector system Ca Rong Do (CRD) project status unchanged Letter of Award from Repsol extended to 12/31/2019 and remains in backlog but not included in 2019 revenue guidance Premier’s Sea Lion Phase I project continues to make progress with financing arrangements, regulatory reviews and approval processes

Bookings Continue to Be Favorable Note: Ending backlog includes all bookings including contract awards and signed purchase orders for which the contracts would not be considered enforceable under ASC 606. Product Bookings ($mm) Estimated Backlog Conversion to Revenue Green line – Avg. quarterly product bookings for the prior 3 quarters as of June 30, 2019 Red line – Avg. quarterly product bookings for the prior 12 quarters as of Sept. 30, 2018 Ending Backlog ($mm) $94 $48 $75-$95 $75-$95

Increasing Trend for Deepwater Activity Source: Rystad Energy Positioned in Key Markets to Address Market Growth Deepwater wells drilled by region (number of wells) 2018 – 2021 CAGR Asia Pacific 6% East Hemisphere 15% West Hemisphere 1% Total 8%

Executing Our Strategy Commercial Excellence Integrated supply chain Commercialization of research & development Transformation & LEAN Implementation Transformation of sales organization Footprint optimization LEAN as a way of doing business

R&D Key to Commercial Excellence

- Developing innovative products that structurally reduce total cost of ownership
- Expanding product portfolio to increase markets and market share
- Presented with *OTC Spotlight on New Technology* award for four new products for past 3 years



BigBore II*e* Wellhead

Spotlight on new TECHNOLOGY 2017



DX*e* Wellhead Connector

Spotlight on new TECHNOLOGY 2017



Concentric Monobore & HorizontalBore Trees



HFR*e* Hands-Free Drilling Riser

Spotlight on new TECHNOLOGY 2018



Double Expansion XPAK Liner Hanger

Spotlight on new TECHNOLOGY 2019

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Executing on Commercial Excellence

- Transformation of sales organization yielding tangible benefits through new product sales and new customers
- Targeting approximately 15% of 2019 bookings for new products
- Targeting $100 million in new product revenue by 2021

Subsea Production Systems

- Focused R&D efforts doubled addressable tree market yielding increased quote activity and bookings

BigBore II*e*™ Wellhead

- Expanded customer commitments for new subsea wellhead technology – including conversions, new equipment, and stocking plans

DX*e*™ Wellhead Connector

- Received 1st order for wellhead system specifying the DX*e*™ profile
- Connector profile licensed to three large peers

Badger™ Casing Connector

- Received 1st order for high strength, high fatigue Badger™ Connector

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DRIL-QUIP

Realizing Sustainable Cost Savings Estimating Additional $30mm in Annualized Savings in 2019 Progressing Transformation Cost Savings $7-$8 $ mm $29 $8-$9 $36-$37 $40-$50 Annualized Savings Mix Q4 ’18 – Q2 ’19 $29 million captured Beginning 2020 Forecasting $40-50 million Note: The annualized savings mix charts above depict the percentage of stated annualized savings

Maintaining Capital Discipline Liquidity in Place to Support Increased Activity Capital Expenditures - 2019E capex of $15-$20 million - Fund key projects & growth opportunities Share Repurchases - New $100 million share repurchase plan approved by Board in Q1 2019 - Repurchased $2 million in 1H 2019 under new repurchase plan Acquisitions - Smaller, tuck-in in nature - Complementary, R&D-focused technologies

Looking Forward Bookings 2H ’19E: $100 - $110 million per quarter 2H ’19E: $75 - $95 million per quarter FY 2019E: $400 - $420 million Free Cash Flow Revenue Targeting Positive Full-Year Free Cash Flow

Appendix

Income Statement Dril-Quip, Inc. Comparative Condensed Consolidated Income Statement (Unaudited)                   Three months ended     June 30, 2019   March 31, 2019   June 30, 2018     (In thousands, except per share data) Revenues:             Products $ 77,233   $ 65,434   $ 64,719   Services 16,575   18,476   17,998   Leasing 10,000   10,407   12,144   Total revenues 103,808   94,317   94,861 Costs and expenses:             Cost of sales 73,867   69,376   75,537   Selling, general and administrative 22,835   24,544   22,869   Engineering and product development 5,157   3,617   5,302   Impairment, restructuring and other charges 1,019   2,396   -   Gain on sale of assets (1,190)   (13)   (5,099)   Total costs and expenses 101,688   99,920   98,609 Operating income (loss) 2,120   (5,603)   (3,748) Interest income 2,680   2,006   2,275 Interest expense -   (121)   (151) Income tax provision (benefit) 3,119   2,333   1,418 Net income (loss) $ 1,681   $ (6,051)   $ (3,042)               Earnings (loss) per share $ 0.05   $ (0.17)   $ (0.08) Depreciation and amortization $ 8,495   $ 8,356   $ 9,001 Capital expenditures $ 1,071   $ 3,527   $ 9,034

Balance Sheet Dril-Quip, Inc. Comparative Condensed Consolidated Balance Sheets (Unaudited)               June 30, 2019   December 31, 2018     (In thousands) Assets:         Cash and cash equivalents $ 423,126   $ 418,100   Other current assets 445,017   434,881   PP&E, net 265,591   274,123   Other assets 68,167   65,406 Total assets $ 1,201,901   $ 1,192,510           Liabilities and Equity:         Current liabilities $ 87,097   $ 82,258   Long-term debt -   -   Deferred income taxes 2,623   2,466   Other long-term liabilities 15,053   11,624 Total liabilities 104,773   96,348   Stockholders’ equity 1,097,128   1,096,162 Total liabilities and equity $ 1,201,901   $ 1,192,510

Non-GAAP Financial Measures Adjusted Net Income and EPS: Three months ended     June 30, 2019   March 31, 2019   June 30, 2018     Effect on net income (after-tax)   Impact on diluted earnings per share   Effect on net income (after-tax)   Impact on diluted earnings per share   Effect on net income (after-tax)   Impact on diluted earnings per share     (In thousands, except per share amounts) Net income (loss) $ 1,681   $ 0.05   $ (6,051)   $ (0.17)   $ (3,042)   $ (0.08)                           Adjustments (after tax):                         Reverse the effect of foreign currency (184)   (0.01)   (556)   (0.02)   (1,703)   (0.05)   Add back impairment and other charges -   -   -   -   -   -   Restructuring costs, including severance 805   0.02   2,396   0.07   -   -   Gain on sale of assets (940)   (0.03)   (13)   -   (4,028)   (0.11) Adjusted net income (loss) $ 1,362   $ 0.03   $ (4,224)   $ (0.12)   $ (8,773)   $ (0.24)

Non-GAAP Financial Measures Adjusted EBITDA: Three months ended     June 30, 2019   March 31, 2019   June 30, 2018     (In thousands) Net Income (Loss) $ 1,681   $ (6,051)   $ (3,042) Add:             Interest (income) expense (2,680)   (1,885)   (2,124)   Income tax expense (benefit) 3,119   2,333   1,418   Depreciation and amortization expense 8,495   8,356   9,001   Restructuring costs, including severance 1,019   2,396   -   Gain on sale of assets (1,190)   (13)   (5,099)   Foreign currency loss (gain) (233)   (704)   (2,155)   Stock compensation expense 3,221   4,862   3,611 Adjusted EBITDA $ 13,432   $ 9,294   $ 1,610 Free Cash Flow: Three months ended     June 30, 2019   March 31, 2019   June 30, 2018     (In thousands) Net cash provided by operating activities $ 9,812   $ 838   $ 12,078 Less:             Purchase of property, plant and equipment (1,071)   (3,527)   (9,034) Free Cash Flow $ 8,741   $ (2,689)   $ 3,044

Capital Expenditures $ Millions .5 Annual Maintenance Capex ~$15 - $20 million Note: Sum of components may not foot due to rounding.

NYSE: DRQ

Financial Metric Definitions Market Capitalization = Share Price x Total Shares Outstanding Enterprise Value = Market Capitalization + Debt – Cash and Cash Equivalents Non-cash Working Capital = (Current Assets – Cash) – Current Liabilities Book Value / Share = Total Shareholders’ Equity / Total Shares Outstanding Cash / Share = Cash & Cash Equivalents / Total Shares Outstanding Non-cash Working Capital (WC) / Share = Noncash Working Capital / Total Shares Outstanding Total Debt / Capitalization = Total Debt (Short-term + Long-term) / (Total Debt + Total Shareholders’ Equity)